SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2002 (November 5, 2002)

SEQUA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                              1-804                                                   13-1885030

(State or other jurisdiction                     (Commission                                        (I.R.S. Employer

of incorporation)                                   File Number)                                        Identification No.)

200 Park Avenue, New York, New York                                                                    10166

(Address of principal executive offices)                                                                         (Zip Code)

Registrant's telephone number, including area code (212) 986-5500

None

(Former name or former address, if changed since last report.)

Item 5.             Other Events.

Registrant's press release dated November 5, 2002 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.             Financial Statements and Exhibits.

                        20.       Press release of Registrant dated November 5, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                        By:    /s/ Howard M. Leitner

                                                                                 Howard M. Leitner

                                                                                 Chief Financial Officer

Dated:  November 7, 2002

EXHIBIT INDEX

Number            Description

20.                   Press release of Registrant dated November 5, 2002.